SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:

[ ]  Preliminary proxy statement        [ ]  Confidential. For Use of the Com-
[X]  Definitive proxy statement              mission Only (as permitted by
[ ]  Definitive additional materials         Rule 14a-6(e) (2)
[ ]  Soliciting material pursuant to
       Rule 14a-11(c) or Rule 14a-12

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
                (Name of Registrant as Specified in Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)     Title of each class of securities to which transaction applies:

    (2)     Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)     Proposed maximum aggregate value of transaction:

    (5)     Total fee paid:

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any  part of  the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)     Amount previously paid:

    (2)     Form, schedule or registration no.:

    (3)     Filing party:

    (4)     Dated filed:

    Notes:

                                                      April 23, 2001






To Our Stockholders:

     You are cordially invited to attend the 2001 Annual Meeting of the Stockholders of Performance Technologies, Incorporated at Monroe Golf Club, 155 Golf Avenue, Pittsford, New York, on Thursday, May 31, 2001 at 10 a.m. local time.

     The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. The Company's 2000 Annual Report, which is contained in this package, sets forth important financial information concerning the Company.

     A brief report will be made at this meeting of the highlights for the year 2000, and there will be an opportunity for questions of general interest to the stockholders.

     We sincerely hope you will be able to attend the Annual Meeting, but if you cannot do so, it is important that your shares be represented. Whether or not you plan to attend the meeting, please vote your shares in one of three ways: via mail, telephone or the Internet. If you elect to vote by mail, please sign, date and return the proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. Information regarding telephone and Internet voting is included in the proxy card instructions.

     On behalf of the officers and directors, I wish to thank you for your interest in the Company and your confidence in its future.

                                        Very truly yours,



                                        Charles E. Maginness
                                        Chairman of the Board

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
                               315 Science Parkway
                            Rochester, New York 14620


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 31, 2001


  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PERFORMANCE TECHNOLOGIES, INCORPORATED (the "Company") will be held at Monroe Golf Club, 155 Golf Avenue, Pittsford, New York, on Thursday, May 31, 2001 at 10 a.m., local time, for the following purposes more fully described in the accompanying Proxy Statement:

  1. To elect three nominees to the Board of Directors of the Company for a three-year term.

  2. To consider and act upon a proposal to adopt the Performance Technologies, Incorporated 2001 Stock Option Plan.

  3. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

  4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on April 13, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

  A Proxy Statement and Proxy are enclosed.

  WE HOPE YOU WILL ATTEND THIS MEETING IN PERSON, BUT IF YOU CANNOT ATTEND, PLEASE SIGN AND DATE THE ENCLOSED PROXY. RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.




                       BY ORDER OF THE BOARD OF DIRECTORS

                         Kenneth R. Donaldson, Secretary



Dated at Rochester, New York
April 23, 2001

                     PERFORMANCE TECHNOLOGIES, INCORPORATED
                               315 Science Parkway
                            Rochester, New York 14620

                                 April 23, 2001

                                 PROXY STATEMENT

                                     GENERAL

     This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of PERFORMANCE TECHNOLOGIES, INCORPORATED (the "Company") to be used at the Annual Meeting of Stockholders of the Company, which will be held on Thursday, May 31, 2001 (the "Meeting"), and at any adjournments thereof. This proxy statement and accompanying form of proxy are first being mailed to stockholders on or about April 23, 2001. The proxy, when properly executed and received by the Secretary of the Company prior to the Meeting, will be voted as therein specified unless revoked by filing a written revocation or a duly executed proxy bearing a later date with the Secretary prior to the Meeting. A stockholder may also revoke his or her proxy in person at the Meeting. Unless authority to vote for one or more of the director nominees is specifically withheld, a signed proxy will be voted FOR the election of the director nominees named herein and, unless otherwise indicated FOR the adoption of the Performance Technologies, Incorporated 2001 Stock Option Plan and FOR the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

     The cost of soliciting proxies will be borne by the Company. In addition to the solicitation by use of the mails, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies personally, by telephone, by e-mail, telegraph or facsimile transmission. The Company has requested persons holding stock for others in their names or in the names of nominees to forward soliciting material to the beneficial owners of such shares and will, if requested, reimburse such persons for their reasonable expenses in so doing.

                                 VOTES REQUIRED

     Shareholders  may  vote by mail,  telephone  or the  Internet.  Information regarding telephone and Internet voting is included in the proxy card instructions. The total outstanding shares of capital stock of the Company as of April 13, 2001, the record date for the Meeting (the "Record Date"), consisted of 12,184,975 shares of Common Stock, par value $.01 per share (the "Common Stock"). Only holders of Common Stock of record on the books of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock registered in his or her name. A majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.

     Pursuant to the provisions of the Delaware General Corporation Law, directors shall be elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting. Because directors are elected by a plurality of the votes cast, withholding authority to vote with respect to one or more nominees will have no effect on the outcome of the election, although such shares would be counted as present for purposes of determining the existence of a quorum. Similarly, any broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others in the absence of instructions from the beneficial owner) are not considered to be votes cast and therefore would have no effect on the outcome of the election of directors, although they would be counted for quorum purposes.

     The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting and entitled to vote on the proposal to adopt the Performance Technologies, Incorporated 2001 Stock Option Plan is required for approval of that proposal. Accordingly, abstentions and any broker non-votes, since they are considered to be represented at the Meeting, would have the same effect as votes cast against that proposal.

     The affirmative vote of a majority of the votes cast is required to ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year ending December 31, 2001. Abstentions and any broker non-votes are not considered to be votes cast and therefore would have no effect on the outcome of this proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table, with notes thereto, sets forth as of April 13, 2001 certain information regarding the Common Stock held by (i) the persons known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, as well as the newly nominated individual (iii) each executive officer of the Company, and (iv) all directors and executive officers of the Company as a group:

                                           Shares Beneficially Owned

         Name                       Amount and Nature
                                  Of Beneficial Ownership   Percent of Class (1)

FMR Corp.                                1,361,150(2)             11.2%
  82 Devonshire Street,
  Boston, MA  02109
Putnam Investment Management Group         994,275(3)              8.2%
  One Post Office Square,
  Boston, MA  02109
Thomas Blain                             1,069,353(4)              8.8%
  150 Metcalfe Street
  Ottawa, Canada
Reginald T. Cable                        1,069,352(5)              8.8%
  150 Metcalfe Street
  Ottawa, Canada
Charles E. Maginness                       626,360(6)              5.1%
John M. Slusser                            461,510(7)              3.8%
Bernard Kozel                              427,923(8)              3.5%
Donald L. Turrell                          264,590(9)              2.1%
William E. Mahuson                         243,750(10)             2.0%
Dorrance W. Lamb                           109,435(11)               *
John J. Grana                              101,724(12)               *
John J. Peters                              80,606(13)               *
John E. Mooney                              46,865(14)               *
Paul L. Smith                                6,500(15)               *
Stuart B. Meisenzahl                         3,500(16)               *

All Directors and Officers as a Group    2,372,763(17)            18.6%
-------------------------

* Less than 1%.

(1) Percentage based upon 12,184,975 shares of Common Stock outstanding as of April 13, 2001.

(2) The following information is derived from a Schedule 13G dated February 14, 2001 filed by FMR Corp. The ownership of one investment company, Fidelity Advisor Value Strategies Fund, amounted to 1,117,450 shares. Edward C. Johnson 3d, FRM Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 1,117,450 shares owned by the Funds. Neither FRM Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 243,700 shares of the Company as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 243,700 shares and sole power to vote or to direct the voting of 243,700 shares of common stock owned by the institutional account(s) as reported above.

(3) The following information is derived from a Schedule 13G dated February 13, 2001 filed by Putnam Investments, LLC on behalf of itself, Marsh & McLennan Companies, Inc. (its parent holding company), Putnam Investment Management, LLC (a wholly-owned subsidiary of Putnam Investments, LLC and investment adviser to the Putnam family of mutual funds) and The Putnam Advisory Company , LLC (a wholly-owned subsidiary of Putnam Investments, LLC and investment adviser to Putnam's institutional clients). Both Putnam Investment Management, LLC and The Putnam Advisory Company, LLC have dispositive power over the shares as investment managers. However, each of the mutual fund's trustees has voting power over the shares held by each fund, and The Putnam Advisory, LLC has shared voting power over the shares held by institutional clients. Putnam Investments, LLC and The Putnam Advisory Company, LLC have shared voting power with respect to 344,100 of such shares. Putnam Investments, LLC and The Putnam Advisory Company, LLC have shared dispositive power with respect to 714,475 shares. Putnam Investments, LLC and Putnam Investment Management, LLC have shared dispositive power with respect to 279,800 shares.

(4) Includes (a) 15,000 shares of Common Stock issuable upon exercise of options currently exercisable; (b) 60,059 shares held in trust by American Stock Transfer & Trust Co. as Trustee and Exchange Agent for the benefit of Mr. Blain, and (c) 994,294 shares held in trust by American Stock Transfer & Trust Co. as Trustee and Exchange Agent for 2384434 Canada Inc., of which (i) Mr. Blain is a 70% shareholder and
        (ii) a trust for the benefit of Mr. Blain is a 30% shareholder. Excludes 55,000 shares of Common Stock issuable upon exercise of options not yet vested.

(5) Includes (a) 15,000 shares of Common Stock issuable upon exercise of options currently exercisable; (b) 54,053 shares of Common Stock owned by Mr. Cable; (c) 60,059 shares held in trust by American Stock Transfer & Trust Co. as Trustee and Exchange Agent for the benefit of Mr. Cable; and (d) 940,240 shares held in trust by American Stock Transfer & Trust Co. as Trustee and Exchange Agent for 3414850 Canada Inc., of which (i) Mr. Cable is a 70% shareholder and (ii) a trust for the benefit of Mr. Cable is a 30% shareholder. Excludes 55,000 shares of Common Stock issuable upon exercise of options not yet vested.

(6) Includes (a) 24,750 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 103,247 shares of Common Stock owned of record by Mr. Maginness' wife. Mr. Maginness disclaims beneficial ownership of the shares owned by his wife. Excludes 9,000 shares of Common Stock issuable upon exercise of options not yet vested.

(7) Includes (a) 13,500 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 15,000 shares of Common Stock owned of record by Mr. Slusser as custodian for his minor children living in his household.

(8) Includes (a) 13,500 shares of Common Stock issuable upon exercise of options currently exercisable; (b) 39,000 shares of Common Stock owned of record by The Jayme E. Fund Trust U/A, Benjamin J. Fund Trust U/A and Ariel D. Fund Trust U/A over which Mr. Kozel has voting and investment powers; (c) 186,279 shares of Common Stock owned of record by the Kozel Family, LLC, over which Mr. Kozel has voting and investment power; and
        (d) 189,144 shares of Common Stock owned of record by The Kozel Holding Company, LLC, over which Mr. Kozel has voting and investment power.

(9) Includes (a) 170,239 shares of Common Stock issuable upon exercise of options currently exercisable; (b) 87,876 shares owned jointly by Mr. Turrell and his wife; and (c) 6,475 shares of Common Stock owned of record by Mr. Turrell's wife as custodian for their child. Mr. Turrell disclaims beneficial ownership of the shares owned by his wife as custodian for their child. Excludes 81,011 shares of Common Stock issuable upon exercise of options not yet vested.

(10) Includes 77,250 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 3,750 shares of Common Stock issuable upon exercise of options not yet vested.

(11) Includes (a) 77,140 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 675 shares of Common Stock owned of record by Mr. Lamb's wife as custodian for their child living in their household. Excludes 54,665 shares of Common Stock issuable upon exercise of options not yet vested.

(12) Includes (a) 101,214 shares of Common Stock issuable upon exercise of options currently exercisable; and (b) 150 shares of Common Stock owned of record by Mr. Grana's wife as custodian for their child living in their household. Excludes 38,786 shares of Common Stock issuable upon exercise of options not yet vested.

(13) Includes 80,044 shares of Common Stock issuable upon exercise of options currently exercisable. Excludes 33,256 shares of Common Stock issuable upon exercise of stock options not yet vested.

(14) Includes (a) 13,500 shares of Common Stock issuable upon exercise of options currently exercisable; (b) 27,515 shares of Common Stock owned of record by Mr. Mooney's wife; and (c) 5,850 shares owned of record by John E. Mooney as trustee for John E. Mooney Profit Sharing Plan. Mr. Mooney disclaims beneficial ownership of the shares owned by his wife.

(15) Includes 4,500 shares of Common Stock issuable upon exercise of options currently exercisable.

(16)    Owned of record by Mr. Meisenzahl.

(17) Includes 575,637 shares of Common Stock issuable upon exercise of stock options currently exercisable. Excludes 220,468 shares of Common Stock issuable upon exercise of stock options not yet vested.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes. The Company currently has six directors, two in each class. Terms are staggered so that one class is elected each year. Only one class of directors is elected at each Annual Meeting of Stockholders. Each director so elected serves for a three-year term and until his or her successor is elected and qualified, subject to such director's earlier death, resignation or removal.

         The Company's By-Laws state the Board of Directors shall consist of between three and fifteen members. The Board of Directors presently advocates increasing the size of the Board from six to seven members. The Board of Directors recommends the election of the three nominees named below. Two are currently directors of the Company and one is newly nominated. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, proxies in the enclosed form will be voted FOR the election of each of the three nominees named below. The Board of Directors does not contemplate that any of the nominees will not be able to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the enclosed proxy reserve the right to vote for such substitute nominee or nominees as they, in their discretion, shall determine.


Information about the Directors

         The following table sets forth certain information with respect to each director of the Company who is being proposed for re-election at the Meeting for a three-year term expiring in 2004 and the nominee for director of the Company who is being proposed for a three-year term expiring in 2004.

          PROPOSED FOR ELECTION AS DIRECTORS AT THE 2001 ANNUAL MEETING
                     FOR A THREE-YEAR TERM EXPIRING IN 2004
                                                                       Director
                    Name and Background                                  Since
John M. Slusser,  age 48, a founder of the Company, has served as
a  director  since the  Company's  inception  in 1981.  From 1981        1981
through 1995, he held various positions,  including President and
Chief  Executive  Officer.  From April  1995 until June 2000,  he served  as  Chairman  of the Board of  InformationView  Solutions
Corporation   and  until  March  1999  as  that  company's  Chief
Executive Officer. Since June 2000, he has served as President of
Radio Daze, LLC. Prior to 1981, Mr. Slusser held  engineering and
engineering   management   positions   with  Computer   Consoles,
Incorporated, a computer systems and telecommunications company.

John E.  Mooney,  age 56, has served as a director of the Company
since 1984. He is Chairman and Chief  Executive  Officer of Essex        1984
Partners, Inc., a company in Rochester, New York.

Stuart B.  Meisenzahl,  age 59, former partner in the law firm of
Harter, Secrest & Emery, LLP, was affiliated with the firm for 36       Newly
years  through  December  1999,  principally  in the  practice of     Nominated
federal securities  law  and  biotechnology licensing.  Following
Following his retirement, Mr. Meisenzahl has acted as a business consultant to a number of biotechnology companies and is Acting
General Counsel to Vaccinex, Inc., a newly formed biotechnology company in Rochester, New York. Mr. Meisenzahl is a former
Director of Praxis Biologics, a publicly-traded company acquired by American Cyanamid and has served as director or trustee for a number of charitable organizations in the Rochester, New York area.

         The following table sets forth certain information with respect to each director of the Company whose term in office does not expire at the Meeting.

                       DIRECTORS WHOSE TERMS DO NOT EXPIRE
                           AT THE 2001 ANNUAL MEETING
                                                                       Director
                   Name and Background                                   Since
Charles E. Maginness, age 68, has served as Chairman of the Board
since 1986 and served as Chief  Executive  Officer of the Company        1983
from April 1995 to June 1997. From 1984 through 1986, he held the position of President and from 1984 through April 1995 was also
Chief Financial Officer. From 1970 to 1983, Mr. Maginness was employed by Kayex Corporation where he held several positions, including President and Chief Executive Officer, and President of its Hamco Division.

Donald L. Turrell,  age 53, has served as Chief Executive Officer
of the Company since June 1997, and President and Chief Operating        1995
Officer since April 1995. From 1985 to 1990, he held the position of Vice President of Sales and Marketing and from 1990 to 1993, he held the position of Vice President and General Manager of the Workstation Products business unit. From 1993 to 1995, he held the position of President of the Company's Performance Computer business unit. From 1977 to 1984, Mr. Turrell held various positions with Rochester Instrument Systems, including Sales
Manager,  Product Marketing Manager,  Vice President of Sales and
Vice President of Marketing.

Paul L.  Smith,  age 65, has served as a director  of the Company
since  1993.  He  is  an   independent   business  and  financial        1993
consultant. From 1983 to 1993, he served as Senior Vice President and Chief Financial Officer of Eastman Kodak Company. He also serves on the Board of Directors of Constellation Brands, Inc.
and Home Properties of New York, Inc.

Bernard  Kozel,  age 79, has served as a director  of the Company
since 1983. He is the former  Chairman of the Board of J. Kozel &        1983
Son, a Rochester, New York-based structural steel company. He is President of K.G. Capital Corporation.

Committees of the Board of Directors

         The Board has a Compensation Committee to evaluate executive compensation. Messrs. Kozel, Mooney and Smith comprise the Compensation Committee. Additionally, the Board has a Stock Option Committee to determine option grants pursuant to the Company's Stock Option Plan. For purposes of complying with Securities Exchange Act Rule 16b-3, the Company has at least two non-employee directors administer the Stock Option Plan. The Performance Technologies, Incorporated Stock Option Plan expires on December 31, 2001. The Board of Directors is proposing the adoption of the Performance Technologies, Incorporated 2001 Stock Option Plan (Proposal 2) which is attached as Appendix A to this proxy statement. Messrs. Kozel, Slusser and Smith currently comprise the Stock Option Committee. The Board also has an Audit Committee for the purposes of reviewing the Company's financial reporting procedures. Messrs. Kozel, Mooney and Smith comprise the Audit Committee. The Board also has a Nominating Committee to identify potential new directors and to designate officers of the Company. Messrs. Maginness, Turrell and Slusser comprise the Nominating Committee.

         The Compensation Committee, Stock Option Committee, Audit Committee, and Nominating Committee met four, three, three, and three times, respectively, in 2000. The Company's Board of Directors held seven meetings in 2000. All of the directors attended at least 75 percent of the Board of Directors' meetings and committee meetings that required their attendance.

Compensation of Directors

         Members of the Board of Directors who are not employees of the Company received $1,000 for each meeting attended. Each Board member also receives $8,000 per year if he attends at least 75 percent of the scheduled meetings. In addition, each committee member receives $400 for each meeting attended if the meeting is not scheduled on the same day as a Board of Directors meeting. The Company's Stock Option Plan currently provides that on the day of the Company's Annual Meeting of Stockholders, each individual elected, reelected or continuing, as an Outside Participating Director will automatically receive a non-statutory option for 2,250 shares of Common Stock. The exercise price for these options will be the fair market value of the Company's Common Stock on the date of the option grant. Options vest on the first anniversary of the grant date and expire five years from the date of grant. The Board of Directors is proposing the adoption of the Performance Technologies, Incorporated 2001 Stock Option Plan ("2001 Plan") which is attached as Appendix A to this proxy statement. Under the 2001 Plan, an Outside Participating Director will automatically receive a non-statutory option for 10,000 shares of Common Stock, compared to 2,250 shares under the current plan. From time to time, the Company may grant additional options to directors. At the 2000 Stockholders Meeting, Messrs. Kozel, Mooney, Slusser and Smith each received a non-qualified option to purchase 2,250 shares at an exercise price of $10.125 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 10% stockholders were complied with.


Report of the Compensation Committee with Respect to Executive Compensation

         General

         The Compensation Committee of the Board of Directors is comprised of three independent non-employee directors who administer the Company's executive compensation program. The members of the Compensation Committee are Paul L. Smith, Chairman, John E. Mooney and Bernard Kozel.

         The Company's executive pay program is designed to attract and retain executives who will contribute to the Company's long-term success, to reward executives for achieving short and long-term strategic Company goals, to link executive and stockholder interests through equity-based plans and to provide a compensation package that recognizes individual contributions and Company performance.

         The three key components of the Company's executive compensation for 2000 were base salary, short-term incentives, represented by the Company's annual bonus program, and long-term incentives, represented by the Company's stock option program. The short-term incentive component of each executive's total compensation is intended to be variable and is directly related to the Company's pre-tax profitability.

         In the first quarter of each fiscal year, the Compensation Committee reviews with the Chief Executive Officer and approves, with any modifications it deems appropriate, an annual salary plan for all of the Company's executives, none of whom has a written employment agreement with the Company. The salary plan is developed under the ultimate direction of the Chief Executive Officer based on performance judgments as to the past and expected future contributions of each executive. The parameters of the short-term incentive bonus program for the Company's employees, including management, are established at the beginning of each year. Amounts contributed to this program are based upon the Company achieving certain pre-tax profitability levels and the amount contributed increases as a percentage of profits after the targeted profit level is realized. After the end of each fiscal year, the Chief Executive Officer evaluates each executive's performance and makes recommendations to the Compensation Committee for salary, bonuses and stock options.

         Executive Officer Compensation

         The Company's total compensation program for executive officers consists of both cash and equity-based compensation. The components of the annual cash compensation program consist of a base salary and an annual cash incentive bonus program, which is designed to provide short-term incentive to the Company's employees, including management. Executive officer salaries are reviewed and established near the beginning of the calendar year. The Company's short-term bonus program for its employees described above is also applicable to management. The Company did not achieve the internal growth goals and objectives established in the Company's 2000 annual incentive plan and as a result no cash incentive bonuses were paid to executives and other employees in 2000.

         At the request of the Compensation Committee, the Company retained the services of Watson Wyatt & Company during 1998 to perform a comparative analysis of the compensation of its executive officers. Watson Wyatt & Company compared the compensation of the Company's executives to a peer group of similarly sized companies in the technology industry. The analysis indicated to the Compensation Committee that the total compensation levels for executive officers were appropriate. However, the analysis also indicated that the annual salary compensation levels could be adjusted upward to become more comparable and such action was taken by the Company in 1999 and 2000.

         Long-term incentives are intended to be provided through the grant of stock options under the Performance Technologies, Incorporated Stock Option
Plan. The Compensation Committee believes that stock options are a means of aligning the long-range interests of all employees, including executives, with those of the Company's stockholders by providing them with the opportunity to acquire an equity stake in the Company. The size of the stock option award is based primarily on the individual's responsibilities and position with the Company, as well as on the individual's performance. Stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and options generally vest in three to five years. This approach is designed to encourage the creation of stockholder value over the long term since no benefit is realized from a stock option grant unless the price of the Company's Common Stock rises. In 2000, the Stock Option Committee awarded qualified and non-qualified stock options to executive officers vesting over three- and four-year periods. The Performance Technologies, Incorporated Stock Option Plan expires on December 31, 2001. The Board of Directors is proposing the adoption of the Performance Technologies, Incorporated 2001 Stock Option Plan (Proposal 2) which is attached as Appendix A to this proxy statement. Refer to the Named Executive in the Option Grants in Last Fiscal Year Table for stock options awarded in 2000.

         Compensation of Chief Executive Officer

         Mr. Turrell was Chief Executive Officer for 2000 and also held the position of President. During the first quarter 2000, the Compensation Committee in the context of the Company's current performance trends and prospects reviewed Mr. Turrell's salary. Financial goals are established by executive management and approved by the Compensation Committee at the beginning of the year. For 2000, the Company did not achieve the financial goals and Mr. Turrell received no cash incentive bonus for the year. In February 2000, the Stock Option Committee granted Mr. Turrell options for 25,000 shares of Common Stock. Watson Wyatt & Company was retained during year 2000 to review the Company's option grant levels and practices. The Stock Option Committee authorized additional option grants to Mr. Turrell for 35,000 shares in December 2000. The exercise price of the options was equal to 100% of the fair market value of the Common Stock on the option grant date.


                             Compensation Committee
                             Paul L. Smith, Chairman
                                 John E. Mooney
                                  Bernard Kozel

Compensation Committee Interlocks and Insider Participation

         The Chief Executive Officer of the Company consults with the Compensation Committee and makes recommendations. He participates in discussions with the Compensation Committee but does not vote or otherwise participate in the Compensation Committee's determinations. An Insider Trading Policy exists for all officers, directors and employees.


EXECUTIVE COMPENSATION

         Shown on the table below is information on the annual and long-term compensation for services rendered to the Company in all capacities for the fiscal years ended December 31, 2000, 1999 and 1998, paid by the Company to those persons who were, during the fiscal year ended December 31, 2000 (i) the Chief Executive Officer of the Company and (ii) the other executive officers of the Company who earned over $100,000 during the fiscal year ended December 31, 2000 (the "Named Executives"):

                           Summary Compensation Table

                                 Annual                Long Term     All Other
Name and                      Compensation            Compensation  Compensation
Principal Position        Year   Salary      Bonus    Options (#)(1)    (2)

Donald L. Turrell,        2000   $174,519                60,000      $15,434
Chief Executive Officer   1999   $164,423   $183,544     33,750      $15,256
and  President            1998   $147,692                22,500      $11,574

Dorrance W. Lamb,         2000   $139,615                40,000      $11,314
Vice President - Finance  1999   $129,423   $157,324     26,250      $ 8,174
Chief Financial Officer   1998   $114,423                11,250      $ 9,490

William E. Mahuson,       2000   $113,808                            $ 9,004
Vice President            1999   $108,846   $144,214      7,500      $ 6,219
                          1998   $104,508                 6,000      $ 7,119

John J. Grana             2000   $115,615                35,000      $ 4,413
Vice President            1999   $105,692   $144,214     13,500      $ 2,929
(Officer since 5/2000)    1998   $ 97,077                12,750      $ 3,899

John J. Peters            2000   $106,808                30,000      $ 7,215
Vice President            1999   $101,731   $ 78,662     10,500      $ 4,461
(Officer since 5/2000)    1998   $ 94,385                12,750      $ 5,046

------------------

(1) All option shares have been adjusted for the Company's three-for-two stock split effected in September 1999.
(2) Includes payments for life insurance, car allowances and car expenses, and 401(k) allowance.

Employment Agreements

         The Company does not have employment agreements with any of its executive officers.

Stock Option Grants And Exercises

         The following sets forth information with respect to stock options granted to the Named Executives during the fiscal year ended December 31, 2000 pursuant to the Performance Technologies, Incorporated Stock Option Plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                    Individual Grants
                     Number of         % of Total                                 Potential Realizable Value at
                    Securities       Options Granted   Exercise               Assumed Annual Rates of Stock Price
                  Underlying Options  to Employees in    Price     Expiration   Appreciation for Option Term (3)
      Name           Granted           Fiscal Year     ($/Share)     Date         5%  ($)            10%  ($)

Donald L. Turrell       25,000(1)        4.8%          $18.375      2/11/05     $126,925            $280,448
                        35,000(2)        6.8%          $13.375     12/26/06     $159,209            $361,205
Dorrance W. Lamb        15,000(1)        2.9%          $18.375      2/11/05     $ 76,155            $168,269
                        25,000(2)        4.8%          $13.375     12/26/06     $113,721            $258,004
William E. Mahuson           0
John J. Grana           15,000(1)        2.9%          $18.375      2/11/05     $ 76,155            $168,269
                        20,000(2)        3.9%          $13.375     12/26/06     $ 90,977            $206,403
John J. Peters          10,000(1)        1.9%          $18.375      2/11/05     $ 50,770            $112,179
                        20,000(2)        3.9%          $13.375     12/26/06     $ 90,977            $206,403

(1) These options vest in three annual installments of twenty percent, fifty percent and one hundred percent per year commencing on the first anniversary of the grant date. Option shares consist of both non-qualified and qualified stock options.

(2) These options vest at twenty-five percent commencing on the first anniversary of the grant date and 1/48th per month for the balance of the four-year vesting. Option shares consisted of both non-qualified and qualified stock options.

(3) Amounts represent potential gains that could be achieved for the options granted in 2000 based on assumed annual growth rates of 5% and 10% in the price of the Company's Common Stock over the five- or six-year life of the option (which would equal a total increase in stock price of 28% and 61% for five-year options and 34% and 77% for six-year options, respectively). Actual gains, if any, will depend upon market conditions and the Company's future performance and prospects.

         The following table sets forth information with respect to the exercise of stock options by the Named Executives, if any, during the year ended December 31, 2000 and also information with respect to status of unexercised stock options as of December 31, 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                     Number of Shares Underlying    Value of Unexercised
                                                        Unexercised Options at    In-the-Money Options at
                                                             FY-End (#)               FY-End ($) (1)
                   Shares Acquired      Value
          Name     on Exercise (#)  Realized ($)(2)  Exercisable  Unexercisable Exercisable    Unexercisable

Donald L. Turrell                                      137,250    114,000       $1,091,385     $ 324,515
Dorrance W. Lamb                                        56,180     75,625       $ 436,808      $ 202,557
William E. Mahuson                                      67,500     13,500       $ 552,179      $ 73,442
John J. Grana                                           78,825     61,175       $ 622,554      $ 147,886
John J. Peters           8,700        $243,095          59,525     53,775       $ 459,626      $ 136,985

(1) Represents the difference between the fair market value of the Common Stock as of December 31, 2000 and the exercise price of the option. Options that are not In-the-Money have been excluded from the computation.

(2) Represents the difference between the fair market value of the Common Stock underlying the options as of the exercise date and the exercise price of the option.

Report of the Audit Committee to Stockholders

         The Audit Committee of the Board of Directors is comprised of three members of the Company's Board of Directors, each of whom is independent pursuant to the Nasdaq National Market's listing standards. The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is included as Appendix B to this proxy statement. Among other things, the Audit Committee recommends to the Board that the Company's audited financial statements be included in the Annual Report on Form 10-K and recommends the selection of the independent auditors to audit the Company's books and records. The Audit Committee has:

o reviewed and discussed the Company's audited financial statements for 2000 with management and with PricewaterhouseCoopers LLP, the Company's independent auditors;
o discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and
o received and discussed the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1 (Independent Discussions with Audit Committees).

         Based on such review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2000 for filing with the SEC.

Auditors' Fees

         Audit Fees: For professional services rendered by them for the audit of the Company's annual financial statements for 2000 and reviews of the financial statements included in its Quarterly Reports on Form 10-Q for 2000, PricewaterhouseCoopers LLP billed the Company fees in the aggregate amount of $56,000.

         Fees: No non-audit specific professional services were rendered by PricewaterhouseCoopers LLP for 2000.

         All Other Fees: For professional services other than those described above rendered by them for 2000, PricewaterhouseCoopers LLP billed the Company fees in the aggregate amount of $51,100.

         The Audit Committee has considered whether the provision for audit and tax services described above under "Fees" and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has concluded that PricewaterhouseCoopers LLP meets the Independence Standards.

                                 Audit Committee
                            John E. Mooney, Chairman
                                  Paul L. Smith
                                  Bernard Kozel


Report of the Stock Option Committee to Stockholders

         The Stock Option Committee of the Board of Directors is comprised of three independent, non-employee directors who administer the Company's stock option plan. The members of the committee are John M. Slusser, Chairman, Bernard Kozel and Paul L. Smith.

         At the request of the Stock Option Committee, the services of Watson Wyatt & Company were retained during year 2000 to review the Company's option grant levels and practices under the Stock Option Program. This request was made to provide the Committee with information on the latest option program trends in the high technology industry and the impact of such programs on attracting and retaining necessary skilled personnel in a very competitive hiring marketplace. Based upon the Watson Wyatt review and summary report, the Company's Option Committee authorized additional option grants to both executive management and key employees.

                             Stock Option Committee
                            John M. Slusser, Chairman
                                  Bernard Kozel
                                  Paul L. Smith

Stock Performance Graph

         The following graph compares the cumulative total return on the Company's Common Stock at the end of each calendar year since January 24, 1996, the date on which the Company's Common Stock began trading on the NASDAQ
National Market, to the NASDAQ Stock Market (U.S.) Index, and the NASDAQ Computer Manufacturer Index. The stock performance shown in the graph below is not intended to forecast or necessarily be indicative of future performance.

(The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T.)

                     Performance             NASDAQ              NASDAQ
                    Technologies,            Stock              Computer
                    Incorporated             Market           Manufacturer

      1/24/96            100                  100                 100
     12/31/96            121                  122                 133
     12/31/97            272                  150                 161
     12/31/98            246                  211                 350
     12/31/99            489                  393                 743
     12/31/00            383                  236                 418












                              CERTAIN TRANSACTIONS

         The Company leases its facility at 315 Science Parkway from Vortex Enterprises, LLC ("Vortex"), a New York limited liability company of which Mr. Maginness and Mr. Slusser, directors of the Company, are equal members. Vortex is the successor in interest to C & J Enterprises, a New York general partnership that converted to a limited liability company in 2000. C & J Enterprises acquired the property and constructed the facility with the proceeds of an industrial development revenue bond with the County of Monroe Industrial Development Agency ("COMIDA") in September 1990. Pursuant to the terms of the facility lease, the Company is obligated to pay annual rental of $270,000 plus annual increases based on the Consumer Price Index, together with real property taxes and assessments, expenses and other charges associated with the facility. The lease on this facility, which was to expire in May 2001, has been extended by six months, to November 2001, to allow the Company to accomplish its move to a new facility.

                                   PROPOSAL 2

    ADOPTION OF PERFORMANCE TECHNOLOGIES, INCORPORATED 2001 STOCK OPTION PLAN

         The Board of Directors is proposing the adoption of the Performance Technologies, Incorporated 2001 Stock Option Plan ("2001 Plan"), which is attached as Appendix A to this proxy statement. The 2001 Plan reserves 1,500,000 shares of the Company's Common Stock for future issuance. The 2001 Plan will replace the Performance Technologies, Incorporated Stock Option Plan ("1986 Plan"), which expires on December 31, 2001.

         The Board of Directors believes that stock options are invaluable tools for attracting the best available personnel for positions of substantial responsibility and to furnish additional incentive to key employees and directors of the Company, upon whose efforts the successful conduct of the business largely depends, by encouraging such individuals to acquire a proprietary interest in the Company or to increase the same.

         The 1986 Plan expires on December 31, 2001 and has approximately 247,000 options available for issuance as of April 1, 2001. The options available for issuance under the 1986 Plan will be cancelled if the Company's stockholders adopt the 2001 Plan. The Board of Directors believes that it is important to have shares available for the recruitment, retention and motivation of employees and directors. The Board of Directors recommends a vote in favor of the adoption of the Performance Technologies, Incorporated 2001 Stock Option Plan and unless otherwise indicated the shares represented by the enclosed proxy will be voted FOR such proposal.

Summary of  2001 Stock Option Plan

         The 2001 Plan is intended to encourage stock ownership by the Company's executive officers, key employees and outside directors to provide an incentive for such persons to expand and improve the Company's profits and to assist the Company in attracting and retaining key employees and directors. The 2001 Plan provides that options granted under the 2001 Plan will be designated as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or as non-statutory stock options by the Stock Option Committee of the Board of Directors (the "Committee"), which also will have discretion as to the persons to be granted options, the number of shares subject to the options and the terms of the option agreement. Only employees will be entitled to receive incentive stock options, while outside directors will only be entitled to receive non-statutory stock options. The 2001 Plan will reserve 1,500,000 shares of Common Stock for future issuance upon exercise of options granted pursuant to the 2001 Plan.

         The 2001 Plan provides that (i) all options granted thereunder shall be exercisable during a period of no more than ten years from the date of grant (five years for options granted to holders of 10% or more of the outstanding shares of Common Stock), and (ii) the option exercise price for incentive stock options shall be at least equal to 100% of the fair market value of the Company's Common Stock on the date of grant (110% for options granted to holders of 10% or more of the outstanding shares of Common Stock). The aggregate fair market value, as determined on the date of grant, of shares of the Common Stock for which incentive stock options are first exercisable under the terms of the 2001 Plan by an option holder during any calendar year cannot exceed $100,000.

         All options (except those options granted to Outside Participating Directors) generally may be exercised only if the option holder remains continuously associated with the Company from the date of grant to the date of exercise. Options may, however, be exercised within certain specified time periods upon termination of association or upon the death or disability of an option holder. The exercise price for all options granted under this Plan may be paid in cash or in the delivery of shares of the Company's Common Stock.

         The 2001 Plan provides on the day of the Company's Annual Meeting of Stockholders, each individual elected, reelected or continuing, as an Outside Participating Director will automatically receive a non-statutory stock option for 10,000 shares of Common Stock, an increase from the option for 2,250 shares of Common Stock under the 1986 Plan. Under the 2001 Plan's formula, the exercise price for these non-statutory stock options will be the last sale price of Common Stock on the Nasdaq/NNM on the date of the grant. Options vest on the first anniversary of the grant date, provided the director still serves as a member of the Board of Directors on the vesting date, and expire five years from the date of grant. Participation is limited to members of the Board of Directors who are not current employees of the Company or any of its subsidiaries or who are otherwise not eligible for discretionary grants under the 2001 Plan.

         Upon an Outside Participating Director's death, his/her legal representatives or heirs will have one year to exercise those options that were exercisable by the Outside Participating Director at the time of death. Should an individual cease to serve as an Outside Participating Director for any reason other than death, the term of any then outstanding option will extend for the length of the remaining term of the option if the option has already vested.

U.S. Federal Income Tax Consequences

         Incentive Stock Options

         Grant and Exercise. An option holder does not incur a tax liability upon the grant of an Incentive Stock Option ("ISO") or upon the exercise of an ISO. However, the amount by which the fair market value of the shares issued exceeds the exercise price for those shares at the time of exercise is an item of adjustment for purposes of the alternative minimum tax on individuals.

         Payment of Exercise Price in Shares. If an option holder exercises an ISO and pays the exercise price with shares of previously held common stock, or such shares and cash, except as described below, the option holder will recognize no gain or loss on the previously held shares. The basis of the new shares will be the same as the basis of the old shares, to the extent the number of shares given up equals the same number received in the exercise. Any additional shares received in the exercise will have a zero basis, except to the extent cash paid or gain recognized by the option holder in the transaction. However, exercising an ISO with stock received on an exercise of a previous ISO will constitute a "disqualifying disposition" of such previously held shares if the one- and two-year holding periods described below have not been satisfied.

         Dispositions. If an option holder holds the stock acquired on the exercise of an Option for at least two years from the date the Option was granted, and for at least one year after the stock was transferred to the optionee on the exercise of the Option, the entire gain or loss on the disposition of the stock, as determined with reference to the basis in the stock, will be a long-term capital gain or loss. An earlier disposition (a "disqualifying disposition") generally will cause the option holder to be taxed at ordinary rates on the amount by which the lesser of (a) the fair market value of the shares at the time of exercise or (b) the sales price, exceeds the exercise price. The excess of the sales price of a "disqualifying disposition" over the basis of the stock at the date of exercise, if any, will be taxed as short-term or long-term capital gain, depending upon the period for which the option holder has held the stock. Any ordinary income recognized on the disqualifying disposition is added to the basis of the stock for purposes of determining gain on the disposition. The term "disposition" generally means a sale, exchange, gift, or transfer of legal title of the common stock.

         The Company does not receive any tax deduction upon the exercise of an ISO, nor will it receive any tax deduction upon disposition of common stock, unless the disposition is a "disqualifying disposition."

         Non-Statutory Stock Options

         Grant and Exercise. An option holder will incur no tax liability upon grant of a Non-Statutory Stock Option (NSO). However, upon exercise of a NSO, the option holder generally will recognize ordinary income and be taxed at ordinary rates. The amount taxed as ordinary income will be an amount equal to the excess of the fair market value of the shares issued on the exercise date over the Option exercise price for those shares. The option holder's basis in the shares issued, for purposes of computing capital gain or loss on subsequent disposition, will equal the amount the option holder paid on exercise, plus gain recognized as ordinary income on exercise.

         Payment of Exercise Price in Stock. If the exercise price is paid with stock, the amount of ordinary income is the same as in the case of a cash payment. The basis of the newly acquired shares is the same as the basis of the previously held shares to the extent that the number of shares given up equals the same number received in the exercise. The basis of additional shares received on exercise is equal to the cash paid, if any, plus gain recognized by the option holder in the transaction.

         Exercising a NSO with shares that were acquired upon the exercise of an ISO will not itself constitute a "disqualifying disposition" of such previously held shares. However, the number of ISO shares used to exercise the NSO will result in that same number of "new" shares taken down under the NSO to be viewed as "new ISO shares." If these "new ISO shares" are not held for the balance of the required holding period (as tacked to the holding period of the ISO shares given up in the exercise), there will be a "disqualifying disposition" resulting in the further recognition of compensation to the recipient.

         Disposition. When an option holder disposes of shares acquired upon the exercise of a NSO, the option holder will recognize gain or loss in an amount equal to the difference between the sale price of such shares and the basis of the shares, as discussed above. The gain or loss will be characterized as short-term or long-term capital gain or loss, depending on the period the option holder held the stock.

         The Company will have a deductible expense for federal income tax purposes upon exercise of the NSO by the option holder. The Company's deductible expense will be equal to the amount of ordinary income received by the option holder.

         The above summary of the 2001 Plan is qualified in its entirety by reference to the full text of the 2001 Plan, which is attached as Appendix A to this proxy statement.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2

                                   PROPOSAL 3

        RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of PricewaterhouseCoopers LLP served as the independent public accountants of the Company for the fiscal year ended December 31, 2000 and the Board of Directors has again selected PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. This selection will be presented to the stockholders for their approval at the Meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection and (unless otherwise directed therein) it is intended that the shares represented by the enclosed properly executed proxy will be voted FOR such proposal. If the stockholders do not ratify this selection, the Board of Directors may reconsider its choice.

         A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting. The representative will be given an opportunity to make a statement if he so desires and will be available to respond to appropriate questions concerning the audit of the Company's financial statements.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3




                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         In order for any stockholder proposal to be included in the Company's proxy statement to be issued in connection with the 2002 Annual Meeting of Stockholders, such proposal must be delivered to the Company no later than December 26, 2001.





OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Kenneth R. Donaldson, Secretary


Dated at Rochester, New York
April 23, 2001

                                                                      Appendix A

                     PERFORMANCE TECHNOLOGIES, INCORPORATED

                             2001 STOCK OPTION PLAN

Whereas, Performance Technologies, Incorporated (the "Company") adopted the Performance Technologies, Incorporated Stock Option Plan (the "Plan") on May 1, 1986, amended and restated the Plan effective January 1, 1987, amended the Plan on May 3, 1990, amended and restated the Plan on April 18, 1994, amended the Plan again on November 14, 1995 and amended and restated the Plan again on February 9, 2000; and

Whereas, the Plan expires by its terms on December 31, 2001 and the Company desires to adopt a new stock option plan to replace the Plan.

Now, Therefore, this 2001 Stock Option Plan is hereby adopted as follows:
         1. Purpose. The Performance Technologies, Incorporated 2001 Stock Option Plan (the "2001 Plan") is designed to attract the best available personnel for positions of substantial responsibility and to furnish additional incentive to key employees and directors of the Company, upon whose efforts the successful conduct of the business of the Company largely depends, by encouraging such individuals to acquire a proprietary interest in the Company or to increase the same. This purpose will be effected through the granting of options to purchase shares of Common Stock, $.01 par value per share, of the Company (the "Shares") which will be identified by the Stock Option Committee of the Board of Directors of the Company (the "Committee") either as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended to date (the "Code") or as non-statutory stock options.

         2. Eligibility. The persons eligible to receive options under this Plan shall be non-employee directors as more fully described in Section 17 hereof ("Outside Participating Directors") and such key employees of the Company as the Committee shall select from time to time (the "Participants"). Participants under the Plan shall be eligible to receive stock options as authorized by the Committee. Outside Participating Directors of the Company shall be eligible to receive non-statutory stock options pursuant to Sections 17 through 21 of this 2001 Plan. All references in this 2001 Plan to employees or directors of the Company shall include employees or directors of any parent or subsidiary of the Company, as those terms are defined in Section 425 of the Code.

         3. Stock Subject to Options. Subject to the provisions of Section 9 hereof, options may be granted under this 2001 Plan to purchase, in the aggregate, not more than 1,500,000 Shares. The Shares may, in the discretion of the Board of Directors of the Company, consist either in whole or in part of authorized but unissued Shares or shares held in the treasury of the Company, and the Shares may, in the discretion of the Committee, become subject to incentive stock options or non-statutory stock options. Any Shares subject to an option which for any reason expires or is terminated unexercised as to such Shares shall continue to be available for options under this 2001 Plan.

         4. Annual Limitation. The aggregate Market Value (as defined in Section
19) of the Shares (determined as of the date the option is granted) with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans of the Company, any parent and any subsidiaries) shall not exceed $100,000.

         5. Terms and Conditions of Options. Each option granted by the Committee or granted pursuant to Sections 17 through 21 of this 2001 Plan shall be evidenced by a stock option agreement in such form or forms as the Committee may from time to time prescribe (which agreements need not be identical) containing provisions consistent with the 2001 Plan, including a provision prohibiting disposition of any option granted under this 2001 Plan or the Shares issued on exercise of such option within six months of the date of grant and, in the discretion of the Committee, any other waiting period following the grant of the option during which all or any part may not be exercised. The right of the Company to terminate the employment of the Participant at any time, with or without cause, shall in no way be restricted by the existence of this 2001 Plan, any option granted hereunder, or any stock option agreement relating thereto. Options shall in all cases further be subject to the following terms and conditions:
         (a) Type of Option and Price. Each option shall state the number of Shares subject to the option, whether the option is intended to be an incentive stock option or a non-statutory stock option and the option price. The option price of any incentive stock option shall equal or exceed the Market Value (as defined in Section 19) of the Shares with respect to which the incentive stock option is granted at the time of the granting of the option. However, if an incentive stock option is granted to any person who would, after the grant of such option, be deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a "Ten Percent Stockholder"), the option price shall not be less than 110% of the Market Value of the Shares with respect to which the option is granted at the time of the granting of the option to the Ten Percent Stockholder.

         (b) Term. The term of each option granted to a Participant shall be determined by the Committee, but in no event shall an option be exercisable either in whole or in part after the expiration of ten years from the date on which it is granted. Notwithstanding the foregoing, an incentive stock option granted to a Ten Percent Stockholder shall not be exercisable either in whole or in part after the expiration of five years from the date on which it is granted. The Committee and a Participant or Outside Participating Director may at any time by mutual agreement terminate any option granted to such Participant or Outside Participating Director under the 2001 Plan.
         (c) Exercise. Each option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, specifying the number of Shares purchased and the purchase price being paid, and accompanied by the payment of the purchase price. A Participant or Outside Participating Director may pay for the Shares subject to the option with cash, a certified check or a bank cashier's check payable to the order of the Company. Alternatively, at the Company's sole option he may be permitted to pay for the Shares, in whole or in part, by the delivery of Shares already owned by him, which will be accepted in exchange at their Market Value on the date of exercise. Certificates representing the Shares purchased by the Participant or Outside Participating Director shall be issued as soon as reasonably practicable after the Participant or Outside Participating Director has complied with the provisions hereof. Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon the exercise of a non-statutory option. The Company may require, as a condition to the exercise of a non-statutory stock option, that the Participant or Outside Participating Director exercising that option concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Committee or the Company in its discretion may determine.
         (d) Disposition of Shares. If the option is an incentive stock option, the Participant cannot transfer Shares acquired upon the exercise of that option within two years from the date of the grant of the option or within one year from the date the option is exercised.

         6. Non-Assignment. During the lifetime of the Participant or Outside Participating Director, options granted hereunder shall be exercisable only by him and shall not be assignable or transferable by him, whether voluntarily or by operation of law or otherwise, and no other person shall acquire any rights therein.

         7. Death of Participant or Outside Participating Director. In the event that a Participant or Outside Participating Director shall die while he is an employee or director of the Company (or within 30 days after the termination of such directorship or employment) and prior to the complete exercise of options granted to him under the 2001 Plan, any such remaining options may be exercised in whole or in part within one year after the date of the Participant's or Outside Participating Director's death and then only: (i) by the Participant's or Outside Participating Director's estate or by or on behalf of such person or persons to whom the Participant's or Outside Participating Director's rights pass under his Will or the laws of descent and distribution, (ii) to the extent that the Participant or Outside Participating Director was entitled to exercise the option at the date of his death, and subject to all of the conditions on exercise imposed hereby, and (iii) prior to the expiration of the term of the option.

         8. Termination of Employment of a Participant.
         (a) Any stock option shall be exercisable, during the lifetime of the Participant, only while he is an employee of the Company and has been an employee continuously since the grant of the option, or within 30 days after the date on which he ceases to be such an employee.
         (b) Any option shall be exercisable under this Section 8 only to the extent that the Participant would have been entitled to exercise the option at the time of the termination of the employment relationship; and further, no option shall be exercisable after the expiration of the term thereof. In the case of a Participant who is permanently and totally disabled (within the meaning of Section 105(d)(4) of the Code), the 30-day period described in this
Section 8 shall be one year.
         (c) For purposes of this Section 8, an employment relationship will be treated as continuing during the period when a Participant is on military duty, sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days, or, if longer, so long as a statute or contract guarantees the Participant's right to re-employment with the Company. When the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

         9. Anti-Dilution Provisions. The aggregate number and kind of Shares available for options under this 2001 Plan, the number and kind of Shares subject to any outstanding option, and the option price of each outstanding option, shall be proportionately adjusted by the Committee for any increase, decrease or change in the total outstanding Shares of the Company resulting from a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of Shares or similar transaction (but not by reason of the issuance, sale or purchase of Shares by the Company in consideration for money, services or property).

         10. Rights as a Stockholder. The Participant or Outside Participating Director shall have no rights as a stockholder with respect to the Shares purchased by him pursuant to the exercise of an option until the date of the issuance to him of a certificate of stock representing such Shares. No adjustment shall be made for dividends or for distributions of any other kind with respect to Shares for which the record date is prior to the date of the issuance to the Participant or Outside Participating Director of a certificate for the Shares.

         11. Investment Purpose. Until such time as this 2001 Plan is registered with the Securities and Exchange Commission pursuant to applicable provisions of the Securities Act of 1933, as amended (the "Act"), each written notice by which a Participant or Outside Participating Director exercises an option shall contain representations on behalf of the Participant or Outside Participating Director that he acknowledges that the Company is selling or distributing Shares to him under a claim of exemption from registration under the Act, as a transaction not involving any public offering; that he is acquiring such Shares with a view to investment and not with a view to distribution or resale; and that he agrees not to make any sale or other distribution or disposition of such Shares unless (i) a registration statement with respect to such Shares shall be effective under the Act, and the Company shall have received proof satisfactory to it that there has been compliance with applicable state law, or (ii) the Company shall have received an opinion of counsel satisfactory to it that no violation of the Act or applicable state law will be involved in such transfer. The Company shall include on each certificate for Shares issued under the 2001 Plan a legend to the foregoing effect and such other legends restricting the transfer thereof as it may deem appropriate to comply with any requirement established by law or by the rules of any stock exchange.

         12. Stockholders Agreement. In the event that at the time of any exercise of an option the Company is a party to any stockholders agreement or stock repurchase agreement which by its terms requires any person to become a party thereto as a precondition to the issuance of any Shares to him, then any Shares issued hereunder shall be delivered only upon the execution and delivery by the Participant or Outside Participating Director of such agreement.

         13. Adoption, Approval, and Term of Plan. The 2001 Plan was adopted by the Company's Board of Directors on March 26, 2001 but does not take effect until approved by the Company's stockholders. The 2001 Plan shall terminate on May 31, 2011. No termination of the 2001 Plan, whether under the provisions of this Section 13 or otherwise, shall terminate or otherwise affect options held by Participants or Outside Participating Directors on the effective date of the termination of the 2001 Plan.

         14. Amendment and Termination of 2001 Plan. The Board of Directors of the Company, without further approval of the stockholders of the Company, may at any time suspend or terminate this 2001 Plan or may amend it from time to time in any manner; provided, however, that no amendment shall be effective without prior approval of the stockholders of the Company, which would (i) except as provided in Section 9 hereof, increase the maximum number of Shares which may be issued with respect to options under this 2001 Plan, (ii) change the eligibility requirements for individuals entitled to receive options under this 2001 Plan,
(iii) extend the period for granting incentive stock options, or (iv) materially increase benefits accruing to Participants or Outside Participating Directors hereunder.

         15. Effect of Acquisition, Reorganization or Liquidation. The Board of Directors or Committee shall provide in any agreement evidencing options granted hereunder, the extent to which options subject to such agreement shall become immediately exercisable and remain exercisable until their expiration in accordance with their respective terms upon the occurrence of either of the following events:
         (i) the first purchase of the Shares pursuant to a tender or exchange offer which is intended to effect the acquisition of more than 50% of the voting power of the Company (other than a tender or exchange offer made by the Company); or
         (ii) approval by the Company's stockholders of (A) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or reorganization of the Shares),
(B) a sale or disposition of all or substantially all of the Company's assets, or (C) a plan of complete liquidation or dissolution of the Company.

         16. Administration. This 2001 Plan shall be administered by the Committee as it may be constituted from time to time. The Committee shall consist of at least two members of the Board selected by the Board, all of whom shall be "Non-Employee Directors" as that term is defined and interpreted pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Decisions of the Committee concerning the interpretation and construction of any provisions of this 2001 Plan or of any option granted pursuant to this 2001 Plan shall be final. The Company shall effect the grant of options under this 2001 Plan in accordance with the decisions of the Committee, which may, from time to time, adopt rules and regulations for carrying out this 2001 Plan. For purposes of this 2001 Plan, an option shall be deemed to be granted when the written agreement for the same is signed on behalf of the Company by its duly authorized officer or representative. Subject to the express provisions of this 2001 Plan, the Committee shall have the authority, in its discretion and without limitation, to determine the individuals to receive options, whether an option is intended to be an incentive stock option or a non-statutory stock option, the times when such individuals shall receive such options, the number of Shares to be subject to each option, the term of each option, the date when each option shall become exercisable, whether an option shall be exercisable in whole or in part in installments, the number of Shares to be subject to each installment, the date each installment shall become exercisable, the terms of each installment and the option price of each option, to accelerate the date of exercise of any option or installment thereof, and to make all other determinations necessary or advisable for administering this 2001 Plan.

         17. Outside Participating Directors. As of each Grant Date as defined in Section 18, each member of the Board of Directors who (a) is a "Non-Employee Director" as that term is defined and interpreted pursuant to Rule 16b-3 under the Exchange Act and (b) will serve as a member of the Board of Directors subsequent to the Grant Date is deemed an Outside Participating Director and is eligible to receive options in accordance with Section 18 below.

         18. Grants of Options to Outside Participating Directors.
         (a) Grant Dates. On the date of each Annual Meeting of Stockholders (the "Grant Date"), each Outside Participating Director shall automatically be granted a non-statutory option to purchase 10,000 Shares.
         (b) Election to Decline Option. Any Outside Participating Director may, by written notice received by the Company prior to the Grant Date of such Option, elect to decline an Option, in which case such Option shall not be granted to him; provided, however, that at no time shall the Company pay or provide to such Outside Participating Director anything of value in lieu of the declined Option. In addition, any Outside Participating Director may, by written notice received by the Company prior to the Grant Date of such Option, revoke a previous election to decline an Option.

         19. Exercise Price of Options Granted to Outside Participating Directors. The price at which each option granted pursuant to Section 18 shall be exercisable shall be the fair market value per share (the "Market Value") of the Shares on the Grant Date of such option. For purposes of this 2001 Plan, the Market Value of the Shares shall be the closing price of the Shares in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), if the closing price of the Shares is then reported by Nasdaq. If the closing price of the Shares is not then reported by Nasdaq, the Market Value of the Shares on any date shall be deemed to be the mean between the representative closing bid and asked prices of the Shares in the over-the-counter market as reported by Nasdaq. If the Shares are reported on a national securities exchange, Market Value of the Shares shall mean the Market Value on the principal national securities exchange on which the Shares are then listed or admitted to trading (if the Shares are then listed or admitted to trading on any national securities exchange), and the closing price shall be the last reported sale price regular way or, in case no such sale takes place on such date, the average of the closing bid and asked prices regular way, as reported by such exchange. If the Shares are not then so listed on a national securities exchange, the Market Value of the Shares on any date shall be the closing price (the last reported sale price regular way). If the Shares are not then reported by Nasdaq or are not reported on a national securities exchange, the Market Value of the Shares on any date shall be as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no member of the National Association of Securities Dealers, Inc. furnishes quotes with respect to the Shares, Market Value shall be determined by such other reasonable method as is adopted by resolution of the Board of Directors.

         20. Vesting and Expiration of Outside Participating Director Stock Options. Each option granted to an Outside Participating Director shall vest and shall become exercisable on the first anniversary of the Grant Date. Each option shall expire on the fifth anniversary of the Grant Date, and to the extent any option remains unexercised on such fifth anniversary, it shall be forfeited.

         21. Cessation of Service of an Outside Participating Director.
         (a) Cessation of Service. An Outside Participating Director's cessation of service as a member of the Board of Directors for any reason shall not have any effect on options that have been granted prior to the date of cessation of service and have vested prior to the date of cessation of service.
Notwithstanding the foregoing, upon the death of an Outside Participating Director or former Outside Participating Director, all vested options held by the decedent must be exercised by his legal representative within one year after the date of death (but in no event after the expiration of the option) or they shall be forfeited.
         (b) Loss of Eligibility. If an Outside Participating Director becomes an employee of the Company or otherwise no longer satisfies the requirements for eligibility set forth in Section 17 hereof, then all options already granted to him hereunder shall continue in full force and effect, in accordance with their original terms, for so long as he remains a member of the Board of Directors, but he shall be entitled to no further formula grants of options pursuant to
Section 17 through Section 21 hereof.

         22. Reservation of Shares. The Company shall be under no obligation to reserve Shares to fill options. The grant of options to individuals hereunder shall not be construed to constitute the establishment of a trust of such Shares and no particular Shares shall be identified as optioned and reserved for individuals hereunder. The Company shall be deemed to have complied with the terms of this 2001 Plan if, at the time of issuance and delivery pursuant to the exercise of an option, it has a sufficient number of Shares authorized and unissued or in its treasury which may then be appropriated and issued for purposes of this 2001 Plan, irrespective of the date when such Shares were authorized. All Participants' and Outside Participating Directors' rights hereunder are limited to the right to receive Shares of the Company as provided in this 2001 Plan.

         23. Application of Proceeds. The proceeds of the sale of Shares by the Company under this 2001 Plan will constitute general funds of the Company and may be used by the Company for any purpose.

         24. Gender. As used in this 2001 Plan, masculine pronouns shall be deemed to include the feminine, and vice versa.

IN WITNESS WHEREOF, the Company has caused this 2001 Stock Option Plan to be executed this ____ day of ______________, 2001.



                                       Performance Technologies, Incorporated



                                       By:
                                                Donald L. Turrell
                                                Chief Executive Officer

                                                                      Appendix B
AUDIT COMMITTEE CHARTER

Mission Statement

The Audit Committee will, on behalf of the Board of Directors, have responsibility for oversight of reliable financial reporting, effective internal controls, compliance with regulatory matters, and compliance with appropriate ethical conduct.

In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management and the independent auditors. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership as well as the Company's business, operations, and risks.

Organization

The Audit Committee will be comprised of three or more directors. One of the members of the Committee will have employment experience in finance or
accounting,   or  a   background   resulting  in  the   individual's   financial
sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

Members of the Audit Committee will be solely independent directors who are neither an officer nor an employee of the Company and are free of any relationship that would interfere with impartial judgment in carrying out their responsibilities. Individuals who have a business relationship with the Company or were an employee of the Company during the past three years are prohibited from serving on the Committee.

Meetings

Audit Committee meetings will generally coincide with regular Board of Director meetings. Topics at scheduled meetings will generally include:

   o Review of the Annual and Quarterly Reports to be submitted to the Securities and Exchange Commission.
   o Meetings with the independent auditors to discuss the scope of the annual audit and to review the financial statements for the year and the results of the audit.

Roles and Responsibilities

Internal Control
   o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;
   o Focus on the extent to which independent auditors review computer systems and applications, and the security of such systems and applications;
   o Gain an understanding of whether internal control recommendations made by the independent auditors have been implemented by management; and
   o Ensure that the independent auditors keep the Audit Committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.

Financial Reporting
General
   o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and
   o Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

Annual Financial Statements
   o Review the annual financial statements and determine whether they are complete and consistent with the information known to Committee members, and assess whether the financial statements reflect appropriate accounting principles;
   o Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures;
   o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting and disclosure of obsolete or slow-moving inventory; receivable losses; software capitalization and amortization; warranty liability; litigation reserves; and other commitments and contingencies;
   o Meet with management and independent auditors to review the financial statements and the results of the audit;
   o Consider management's handling of proposed audit adjustments identified by the independent auditors;
   o Review the MD&A and other sections of the Annual Report before its release and consider whether the information is adequate and consistent with members' knowledge about the Company and its operations; and
   o Ensure that the independent auditors communicate certain required matters to the Committee.
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Interim Financial Statements
   o Be briefed on how management develops and summarizes quarterly financial information, the extent to which the independent auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis;
   o Meet with management to review the interim financial statements and the results of the review. (This may be done by the Committee chairperson or the entire Committee);
   o To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management on whether:
         o Actual financial results for the quarter varied significantly from projected results;
         o Generally accepted accounting principles have been consistently applied;
         o There are any actual or proposed changes in accounting or financial reporting practices;
         o  There are any significant or unusual events or transactions;
         o The Company's financial and operating controls are functioning effectively;
         o The Company has complied with the terms of loan agreements or security indentures; and
         o The interim financial statements contain adequate and appropriate disclosures.
   o Ensure that the independent auditors communicate certain required matters to the Committee, as is necessary.

Compliance with Laws and Regulations
   o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;
   o Periodically obtain updates from management, general counsel, and tax advisors regarding compliance;
   o Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and
   o Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

Compliance with Ethical Conduct
   o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of ethical conduct to the organization; and
   o  Periodically obtain updates from management regarding compliance.

External Audit
   o  Review the independent auditors proposed audit scope and approach;
   o Review the performance of the independent auditors and recommend to the Board of Directors the appointment or discharge of the independent auditors; and
   o Review and confirm the independence of the independent auditors by reviewing the non-audit services provided and the auditors' assertion of their independence in accordance with professional standards.

Other Responsibilities
   o Meet with the independent auditors, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately;
   o Ensure that significant findings and recommendations made by the independent auditors are received and discussed on a timely basis;
   o Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements;
   o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist;
   o  Perform other oversight functions as requested by the full Board; and
   o  Review and update the charter; receive approval of changes from the Board.

Reporting Responsibilities

   o Regularly update the Board of Directors about Committee activities and make appropriate recommendations.